-----------------------------------------------------------


                             DOWNEY FINANCIAL CORP.



                                       TO


                            WILMINGTON TRUST COMPANY



                                     TRUSTEE

                      ------------------------------------


                          JUNIOR SUBORDINATED INDENTURE

                            DATED AS OF JULY 23, 1999


           -----------------------------------------------------------

                                TABLE OF CONTENTS




                                                                            PAGE

ARTICLE I         DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                  APPLICATION.................................................1

     Section 1.1.    Definitions..............................................1

     Section 1.2.    Compliance Certificate and Opinions......................9

     Section 1.3.    Forms of Documents Delivered to Trustee.................10

     Section 1.4.    Acts of Holders.........................................11

     Section 1.5.    Notices, Etc. to Trustee and Company....................13

     Section 1.6.    Notice to Holders; Waiver...............................13

     Section 1.7.    Conflict with Trust Indenture Act.......................13

     Section 1.8.    Effect of Headings and Table of Contents................13

     Section 1.9.    Successors and Assigns..................................13

     Section 1.10.   Separability Clause.....................................14

     Section 1.11.   Benefits of Indenture...................................14

     Section 1.12.   Governing Law...........................................14

     Section 1.13.   Non-Business Days.......................................14

ARTICLE II        SECURITY FORMS.............................................14

     Section 2.1.    Forms Generally.........................................14

     Section 2.2.    Form of Face of Security................................15

     Section 2.3.    Form of Reverse of Security.............................18

     Section 2.4.    Additional Provisions Required in Global Security.......20

     Section 2.5.    Form of Trustee's Certificate of Authentication.........21

ARTICLE III       THE SECURITIES.............................................21

     Section 3.1.    Title and Terms.........................................21

     Section 3.2.    Denominations...........................................24

     Section 3.3.    Execution, Authentication, Delivery and Dating..........24

     Section 3.4.    Temporary Securities....................................25

     Section 3.5.    Registration, Transfer and Exchange.....................26

     Section 3.6.    Mutilated, Destroyed, Lost and Stolen Securities........27

     Section 3.7.    Payment of Interest; Interest Rights Preserved..........28

     Section 3.8.    Persons Deemed Owners...................................29

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE


     Section 3.9.    Cancellation............................................29

     Section 3.10.   Computation of Interest.................................30

     Section 3.11.   Deferrals of Interest Payment Dates.....................30

     Section 3.12.   Right of Set-Off........................................31

     Section 3.13.   Agreed Tax Treatment....................................31

     Section 3.14.   Shortening of Stated Maturity...........................31

     Section 3.15.   CUSIP Numbers...........................................32

ARTICLE IV        SATISFACTION AND DISCHARGE.................................32

     Section 4.1.    Satisfaction and Discharge of Indenture.................32

     Section 4.2.    Application of Trust Money..............................33

ARTICLE V         REMEDIES...................................................33

     Section 5.1.    Events of Default.......................................33

     Section 5.2.    Acceleration of Maturity; Rescission and Annulment......34

     Section 5.3.    Collection of Indebtedness and Suits for Enforcement by
                     Trustee.................................................35

     Section 5.4.    Trustee May File Proofs of Claim........................36

     Section 5.5.    Trustee May Enforce Claim Without Possession of
                     Securities..............................................37

     Section 5.6.    Application of Money Collected..........................37

     Section 5.7.    Limitation on Suits.....................................38

     Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of
                     Capital Securities......................................38

     Section 5.9.    Restoration of Rights and Remedies......................39

     Section 5.10.   Rights and Remedies Cumulative..........................39

     Section 5.11.   Delay or Omission Not Waiver............................39

     Section 5.12.   Control by Holders......................................39

     Section 5.13.   Waiver of Past Defaults.................................40

     Section 5.14.   Undertaking for Costs...................................40

     Section 5.15.   Waiver of Usury, Stay or Extension Laws.................41

ARTICLE VI        THE TRUSTEE................................................41

     Section 6.1.    Certain Duties and Responsibilities.....................41

     Section 6.2.    Notice of Defaults......................................42

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE


     Section 6.3.    Certain Rights of Trustee...............................42

     Section 6.4.    Not Responsible for Recitals or Issuance of Securities..43

     Section 6.5.    May Hold Securities.....................................43

     Section 6.6.    Money Held in Trust.....................................43

     Section 6.7.    Compensation and Reimbursement..........................44

     Section 6.8.    Disqualification; Conflicting Interests.................44

     Section 6.9.    Corporate Trustee Required; Eligibility.................44

     Section 6.10.   Resignation and Removal; Appointment of Successor.......45

     Section 6.11.   Acceptance of Appointment by Successor..................46

     Section 6.12.   Merger, Conversion, Consolidation or Succession to
                     Business................................................47

     Section 6.13.   Preferential Collection of Claims Against Company.......48

     Section 6.14.   Appointment of Authenticating Agent.....................48

ARTICLE VII       HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..........49

     Section 7.1.    Company to Furnish Trustee Names and Addresses of
                     Holders.................................................49

     Section 7.2.    Preservation of Information, Communications to Holders..49

     Section 7.3.    Reports by Trustee......................................50

     Section 7.4.    Reports by Company......................................50

ARTICLE VIII      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.......51

     Section 8.1.    Company May Consolidate, Etc., Only on Certain Terms....51

     Section 8.2.    Successor Corporation Substituted.......................51

ARTICLE IX        SUPPLEMENTAL INDENTURES....................................52

     Section 9.1.    Supplemental Indentures without Consent of Holders......52

     Section 9.2.    Supplemental Indentures with Consent of Holders.........53

     Section 9.3.    Execution of Supplemental Indentures....................54

     Section 9.4.    Effect of Supplemental Indentures.......................55

     Section 9.5.    Conformity with Trust Indenture Act.....................55

     Section 9.6.    Reference in Securities to Supplemental Indentures......55

ARTICLE X         COVENANTS..................................................55

     Section 10.1.   Payment of Principal, Premium and Interest..............55

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE


     Section 10.2.   Maintenance of Office or Agency.........................55

     Section 10.3.   Money for Security Payments to be Held in Trust.........56

     Section 10.4.   Statement as to Compliance..............................57

     Section 10.5.   Reserved................................................57

     Section 10.6.   Additional Sums.........................................57

     Section 10.7.   Additional Covenants....................................58

     Section 10.8.   Payment of Expenses.....................................59

ARTICLE XI        REDEMPTION OF SECURITIES...................................60

     Section 11.1.   Applicability of This Article...........................60

     Section 11.2.   Election to Redeem; Notice to Trustee...................60

     Section 11.3.   Selection of Securities to be Redeemed..................60

     Section 11.4.   Notice of Redemption....................................61

     Section 11.5.   Deposit of Redemption Price.............................62

     Section 11.6.   Payment of Securities Called for Redemption.............62

     Section 11.7.   Right of Redemption of Securities Initially Issued to a
                     Downey Trust............................................62

ARTICLE XII       SINKING FUNDS..............................................63

     Section 12.1.   Applicability of Article................................63

     Section 12.2.   Satisfaction of Sinking Fund Payments with Securities...63

     Section 12.3.   Redemption of Securities for Sinking Fund...............63

ARTICLE XIII      SUBORDINATION OF SECURITIES................................65

     Section 13.1.   Securities Subordinate to Senior and Subordinated Debt..65

     Section 13.2.   Payment Over of Proceeds Upon Dissolution, Etc..........65

     Section 13.3.   Prior Payment to Senior and Subordinated Debt Upon
                     Acceleration of Securities..............................66

     Section 13.4.   No Payment When Senior and Subordinated Debt in Default.67

     Section 13.5.   Payment Permitted If No Default.........................67

     Section 13.6.   Subrogation to Rights of Holders of Senior and
                     Subordinated Debt.......................................68

     Section 13.7.   Provisions Solely to Define Relative Rights.............68

     Section 13.8.   Trustee to Effectuate Subordination.....................69

     Section 13.9.   No Waiver of Subordination Provisions...................69

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE


     Section 13.10.  Notice to Trustee.......................................69

     Section 13.11.  Reliance on Judicial Order or Certificate of
                     Liquidating Agent.......................................70

     Section 13.12.  Trustee Not Fiduciary for Holders of Senior and
                     Subordinated Debt.......................................70

     Section 13.13.  Rights of Trustee as Holder of Senior and Subordinated
                     Debt; Preservation of Trustee's Rights..................70

     Section 13.14.  Article Applicable to Paying Agents.....................70

     Section 13.15.  Certain Conversions or Exchanges Deemed Payment.........71

                             DOWNEY FINANCIAL CORP.

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of July 23, 1999.

      TRUST INDENTURE                                         INDENTURE
        ACT SECTION                                            SECTION
      ---------------                                         ---------
ss.310     (a) (1), (2) and (5)...........................   Not Applicable
           (a) (3)........................................   Not Applicable
           (a) (4)........................................   Not Applicable
           (b)............................................   6.8
           ...............................................   6.10
           (c)............................................   Not Applicable
ss.311     (a)............................................   6.13(a)
           (b)............................................   6.13(b b) (2)
           ...............................................   7.3(a) (2)
           ...............................................   7.3(a) (2)
ss.312     (a)............................................   7.1
           ...............................................   7.2(a)
           (b)............................................   7.2(b)
           (c)............................................   7.2(c)
ss.313     (a)............................................   7.3(a)
           (b)............................................   7.3(b)
           (c)............................................   7.3(a), 7.3(b)
           (d)............................................   7.3(c)
ss.314     (a) (1), (2) and (3)...........................   7.4
           (a) (4)........................................   10.5
           (b)............................................   Not Applicable
           (c) (1)........................................   1.2
           (c) (2)........................................   1.2
           (c) (3)........................................   Not Applicable
           (d)............................................   Not Applicable
           (e)............................................   1.2
           (f)............................................   Not Applicable
ss.315     (a)............................................   6.1(a)
           (b)............................................   6.2
           ...............................................   7.3(a) (6)
           (c)............................................   6.1(b)
           (d)............................................   6.1(c)
           (d) (1)........................................   6.1(a) (1)
           (d) (2)........................................   6.1(c) (2)
           (d) (3)........................................   6.1(c) (3)
           (e)............................................   5.14

      TRUST INDENTURE                                         INDENTURE
        ACT SECTION                                            SECTION
        -----------                                           ---------
ss.316     (a)............................................   1.1
           (a) (1) (A)....................................   5.12
           (a) (1) (B)....................................   5.13
           (a) (2)........................................   Not Applicable
           (b)............................................   5.8
           (c)............................................   1.4(f)
ss.317     (a) (1)........................................   5.3
           (a) (2)........................................   5.4
           (b)............................................   10.3
ss.318     (a)............................................   1.7

----------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

     JUNIOR SUBORDINATED INDENTURE, dated as of July 23, 1999, between DOWNEY FINANCIAL CORP., a Delaware corporation (hereinafter called the "Company") having its principal office at 3501 Jamboree Road, North Tower, Newport Beach, California 92660, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Downey Trust," and, collectively, the "Downey Trusts") of capital trust interests in such Trusts (the "Capital Securities") and common interests in such Trusts (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (b) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company; and

     (d) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Act" when used with  respect to any Holder has the  meaning  specified  in
Section 1.4.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date or other date when due, including without limitation any interest which is deferred as the result of an Extension Period, and which shall accrue at the rate per annum specified or determined as specified in such Security.

     "Additional Sums" has the meaning specified in Section 10.6.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a Downey Trust has become subject from time to time as a result of a Tax Event.

     "Administrative Trustee" means, in respect of any Downey Trust, each Person identified as an "Administrative Trustee" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee, of such Downey Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed.

     "Capital Securities" has the meaning specified in the first recital of this Indenture.

     "Capital Securities Guarantee" means the Capital Securities Guarantee Agreement substantially in the form attached hereto as Annex C, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series and operates directly or indirectly for the benefit of holders of the related series of Capital Securities, in each case as amended from time to time.

     "Capital Treatment Event" means, in respect of any Downey Trust, the receipt by the Company and the Downey Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such prospective change, pronouncement, action or decision is announced on or after the original issuance date of the Capital Securities of such Downey Trust, there is more than an insubstantial risk that: (i) the Company will not be entitled to treat such Capital Securities (or any substantial portion thereof) as "Tier I Capital" (or the then equivalent thereof) for purposes of the holding company capital adequacy guidelines of the primary federal regulator of the Company, as then in effect and applicable to the Company, in which case such Opinion of Counsel shall also state that the Company is subject to those capital adequacy guidelines; or (ii) the Subsidiary Bank will not be entitled to treat the net proceeds from the sale of Securities of a series issued to such Downey Trust that are invested in the Subsidiary Bank (or any substantial portion thereof) as "Tier I Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the primary federal regulator of the Subsidiary Bank, as then in effect and applicable to the Subsidiary Bank (assuming for the purpose of this clause (ii) that at least 50% of such net proceeds are invested in the Subsidiary Bank by the Company in the form of a capital contribution or through the purchase of common stock of the Subsidiary Bank).

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in the first recital of this Indenture.

     "Common Securities Guarantee" means the Common Securities Guarantee Agreement substantially in the form attached hereto as Annex D, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case, as amended from time to time.

     "Common Stock" means the common stock, no par value, of the Company.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, its Chief Executive Officer, its President or a Vice President, and by its Chief Financial Officer, its Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

     "Corporation" includes a corporation, association, company, joint-stock company or business trust.

     "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person whether incurred on or prior to the date of this Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Delaware Trustee" means in respect to any Downey Trust, the commercial bank or trust company identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Downey Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity or any successor Delaware trustee appointed as therein provided.

     "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 3.1 with respect to such series (or any successor thereto).

     "Discount Security" means any security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Distributions," with respect to the Trust Securities issued by a Downey Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

     "Dollar" or "U.S. $" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "Downey   Trust   Guarantee"   means  the   guarantee  by  the  Company  of
distributions on the Capital Securities of a Downey Trust to the extent provided in the related Capital Securities Guarantee.

     "Downey Trust" has the meaning specified in the first recital of this Indenture.

     "Event of Default" has the meaning specified in Article V unless otherwise specified in the supplemental indenture or the Officers' Certificate delivered pursuant to Section 3.1 hereof creating a series of Securities.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Extension Period" has the meaning specified in Section 3.11.

     "Financing Entity" has the meaning specified in the definition of Senior and Subordinated Debt.

     "Global Security" means a Security in the form prescribed in Section 2.4 evidencing all or part of a series of Securities, issued to the Depository or its nominee for such series, and registered in the name of such Depository or its nominee.

     "Holder" means a Person in whose name a Security is registered in the Securities Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof or one or more Officers' Certificates delivered pursuant to Section 3.1 and shall include the terms of each particular series of Securities established as contemplated by
Section 3.1.

     "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

     "Investment Company Event" means, in respect of a Downey Trust, the receipt by the Company and the Downey Trust of an Opinion of Counsel experienced in such matters to the effect that, as the result of any change in law or regulation or any written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, which change becomes effective or which written change is announced on or after the original issuance date of the Capital Securities of such Downey Trust, there is more than an insubstantial risk that such Downey Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act.

     "Junior Subordinated Payment" has the meaning specified in Section 13.2.

     "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(c).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of nationally recognized independent counsel, who may be counsel for the Company (such counsel for the Company may include Manatt, Phelps & Phillips, LLP), but not an employee of the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

     (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered pursuant to Section 3.5 or Section 3.6 or which have been paid unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or, unless all the Securities of a series shall then be held by an Affiliate of the Company, any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Sections 3.1 and 3.11.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Proceeding" has the meaning specified in Section 13.2.

     "Property Trustee" means, in respect of any Downey Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Downey Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of a series, the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

     "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

     "Senior and Subordinated Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on Debt of the Company, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt is not superior in right of payment to the Securities or ranks on a parity in right of payment with or junior in right of payment to the Securities, or to other Debt which by its express terms ranks on a parity with, or junior to, the Securities in right of payment, provided, however, that Senior and Subordinated Debt shall not be deemed to include (a) any Debt of the Company which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, as amended, or any successor provision thereto was without recourse to the Company, (b) any Debt of the Company to any of its Subsidiaries, (c) Debt to any employee of the Company, (d) any Securities, (e) in respect of a Downey Trust, any Debt between or among the Company and any of its Affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any other Downey Trust, or trustee of any other Downey Trust, partnership, limited liability company or other entity affiliated with the Company which is a financial vehicle of the Company (a "Financing Entity") in connection with the issuance by that Financing Entity of preferred securities or other securities that rank on a parity in right of payment with or junior in right of payment to, the related series of Capital Securities issued by such Downey Trust or the Company's guarantee in connection with such issuance by such Financing Entity which guarantee ranks on a parity in right of payment with, or junior in right of payment to, the Downey Trust Guarantee with respect to such related series of Capital Securities, (f) any trade accounts payable or accrued liabilities arising in the Company's ordinary course of business, and (g) any liabilities for federal, state, local or other taxes.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable, and in the case of such principal, as such date may be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Subsidiary Bank" means Downey Savings and Loan Association, F.A., a federally chartered savings and loan association and the principal Subsidiary of the Company.

     "Tax Event" means the receipt by the Company and the Downey Trust of an Opinion of Counsel experienced in such matters to the effect that as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which prospective change, pronouncement, action or decision is announced on or after the original issuance date of the Capital Securities of such Downey Trust, there is more than an insubstantial risk that (i) such Downey Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the series of Securities held by such Downey Trust, (ii) interest payable by the Company on such series of Securities is not, or within 90 days of the date of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes or (iii) such Downey Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     "Trust Agreement" means the Trust Agreement substantially in the form attached hereto as Annex A, as amended by the form of Amended and Restated Trust Agreement substantially in the form attached hereto as Annex B, or substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust   Indenture  Act"  means  the  Trust   Indenture  Act  of  1939  (15
U.S.C.ss.ss. 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

     "Trust Securities" has the meaning specified in the first recital of this Indenture.

     "Vice President" when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 1.2.   Compliance Certificate and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief  statement  as to the  nature and scope of the  examination  or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.   Forms of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4.   Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (d) The ownership of Securities shall be proved by the Securities Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 1.5.   Notices, Etc. to Trustee and Company

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder, any holder of Capital Securities or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

     (b) the Company by the Trustee, any Holder or any holder of Capital Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6.   Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7.   Conflict with Trust Indenture Act.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

Section 1.8.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9.   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10.  Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.  Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the Holders of Senior and Subordinated Debt, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Capital Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.  Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

Section 1.13.  Non-Business Days.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity.

                                   ARTICLE II

                                 SECURITY FORMS

Section 2.1.   Forms Generally.

     The Securities of each series shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

     The Trustee's certificate of authentication shall be substantially in the form set forth in this Article.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

Section 2.2.   Form of Face of Security.

                             DOWNEY FINANCIAL CORP.

                __% JUNIOR SUBORDINATED DEBENTURE DUE ___________


Registered                                                     Principal Amount:
No.                                                            CUSIP No.:

     DOWNEY FINANCIAL CORP., a corporation organized and existing under the laws of California (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of $_______ Dollars on ________; provided that the Company may shorten the Stated Maturity of the principal of this Security to a date not earlier than ________. The Company further promises to pay interest on said principal sum from ________ or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on the _____ day of _____, _____, _____ and _____ of each year commencing ________
at the rate of ____% per annum, until the principal hereof is paid or duly provided for or made available for payment plus Additional Interest, if any (without duplication and to the extent that payment of such interest is enforceable under applicable law), at the rate of ____% per annum, compounded quarterly. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the actual number of days elapsed in a 30-day month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Regular Record Date for such interest installment, which shall be [insert Record Date] next preceding such Interest Payment Date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ____ days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     [If applicable insert--So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Security to defer payment of interest on this Security, at any time or from time to time, for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each an "Extension Period") (at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon at the rate of ___% per annum, compounded quarterly, to the extent permitted by applicable law)); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security; [if applicable, insert--provided, further, that at any time while an Extension Period is in effect and the Company shortens the Stated Maturity of the principal of this Security to end before the last day of such Extension Period, then the Extension Period will be deemed to end on the Stated Maturity;] provided, further, that at any time while an Extension Period is in effect and the Company elects to redeem all Outstanding Securities of this series before the last day of such Extension Period, then the Extension Period will be deemed to end on such Redemption Date; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank on a parity with or junior in right of payment to this Security, (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company (if such guarantee ranks on a parity with or junior in right of payment to this Security) (other than (a) any dividend in a form of stock, warrants, options or other rights where the dividend or the stock issuable upon the exercise of the warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks on parity with or junior in right of payment to such stock), (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Downey Trust Guarantee related to the ___% Capital Securities issued by [name of Trust], and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees) or (iv) redeem, purchase or acquire less than all of the Securities of this series or the ___% Capital Securities issued by [name of Trust]. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period, provided that such extension does not cause such Extension Period to exceed ___ consecutive interest payment periods or to extend beyond the Stated Maturity of this Security. Upon the termination of any such Extension Period and upon the payment of all amounts then due on any Interest Payment Date, and subject to the foregoing limitation, the Company may elect to begin a new Extension Period. No interest shall be due and payable during an Extension Period except at the end thereof. The Company shall give the

Trustee, the Property Trustee and the Administrative Trustees of [name of Trust] notice of its election to begin or extend any Extension Period at least ___ Business Days prior to the earlier of (i) the date on which Distributions on the Capital Securities or interest on this Security would be payable except for the election to begin or extend such Extension Period, or (ii) the date the Administrative Trustees are or the Indenture Trustee is required to give notice to the New York Stock Exchange or any applicable stock exchange or automated quotation system on which the Capital Securities are or this Security is then listed or quoted or to holders of such Capital Securities or the holder of this Security of the record date or (iii) the date the interest is payable, but in any event not less than ___ Business Days prior to such record date. The Trustee shall give notice of the Company's election to begin or extend an Extension Period to the Holders of this Security. There is no limitation on the number of times that the Company may elect to begin an Extension Period.]

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee or at the office of such paying agent or paying agents as the Company may designate from time to time, maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by transfer to an account maintained by the person entitled thereto, in immediately available funds, at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, unsecured and will rank junior and subordinate and subject in right of payment to the prior payment in full of all Senior and Subordinated Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior and Subordinated Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                  DOWNEY FINANCIAL CORP.

                                           By: _____________________________
                                               [President or Vice President]
Attest:

-------------------------------------
[Secretary or Assistant Secretary]

Section 2.3.   Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Junior Subordinated Indenture, dated as of ________, 1999 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $_________.

     All terms used in this Security that are defined in the Indenture and in the Amended and Restated Trust Agreement, dated as of _____________, 1999, as amended (the "Amended and Restated Trust Agreement"), for [insert name of trust] among Downey Financial Corp., as Depositor, and the Trustees named therein, shall have the meanings assigned to them in the Indenture or the Amended and Restated Trust Agreement, as the case may be.

     [If applicable, insert--The Company may at any time, at its option, on or after ________, and subject to the terms and conditions of Article XI of the Indenture], redeem this Security [in whole at any time] [or in part from time to time], at a redemption price equal to [insert redemption price] to the Redemption Date.]

     [If applicable, insert--Upon the occurrence and during the continuation of a Tax Event, Investment Company Event or Capital Treatment Event in respect of a Downey Trust, the Company may, at its option, at any time within 90 days of the occurrence of such Tax Event, Investment Company Event or Capital Treatment Event redeem this Security, [if applicable, insert--in whole but not in part], subject to the provisions of Section 11.7 and the other provisions of Article XI of the Indenture, at a redemption price equal to [insert redemption price] to the Redemption Date.]

     [If applicable, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series for the portion hereof not redeemed will be issued in the name of the Holder hereof upon the cancellation hereof.]

     The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     [If the Security is not a Discount Security,--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Securities of this series issued to a Downey Trust, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.]

     [If the Security is a Discount Security,--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than such portion of the principal amount as may be specified in the terms of this series may declare an amount of principal of the Securities of this series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Securities of this series issued to a Downey Trust, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. Such amount shall be equal to [insert formula for determining the amount]. Upon any such declaration, such amount of the principal of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.]

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Securities of this series are issuable only in registered form without coupons in minimum denominations of $25 and any integral multiples of $25 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

     The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 2.4.   Additional Provisions Required in Global Security.

     Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE
LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY AND ANY NOMINEE TO A SUCESSOR DEPOSITORY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITORY."

Section 2.5.   Form of Trustee's Certificate of Authentication.

     This  is  one  of  the  Securities  referred  to in  the  within  mentioned
Indenture.

Dated:

                                         [INSERT NAME OF TRUSTEE]
                                         as Trustee

                                         By: ______________________________
                                             Authorized Officer


                                  ARTICLE III

                                 THE SECURITIES

Section 3.1.   Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate (such Officers' Certificate shall have the effect of a supplemental indenture for all purposes hereunder), or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

     (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

     (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

     (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof and whether such Stated Maturity may be shortened as provided in Section 3.14;

     (d) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.11 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

     (e) the place or places where the principal of (and premium, if any) and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

     (f) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

     (g) the obligation or the right, if any, of the Company to prepay, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (h) the denominations in which any Securities of such series shall be issuable, if other than denominations of $25 and any integral multiples of $25 in excess thereof;

     (i) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated;

     (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

     (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

     (l) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

     (m) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

     (n) whether the Securities of the series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the Securities of such series and provisions for the exchange of such temporary Global Security for definitive Securities of such series;

     (o) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for registered Securities, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

     (p) the appointment of any Paying Agent or Agents for the Securities of such series;

     (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

     (r) the form or forms of the Trust Agreement, Amended and Restated Trust Agreement, Capital Securities Guarantee and Common Securities Guarantee, if different from the forms attached hereto as Annexes A, B, C and D, respectively;

     (s) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

     (t) any other terms of the Securities of such series.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     The Securities shall be subordinated in right of payment to Senior and Subordinated Debt as provided in Article XIII.

Section 3.2.   Denominations.

     The Securities of each series shall be in registered form without coupons and shall be issuable in minimum denominations of $25 and integral multiples of $25 in excess thereof, unless otherwise specified as contemplated by Section 3.1.

Section 3.3.   Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

     (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

     (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     For so long as the sole Holder of any series of the Securities is a Property Trustee, such Securities shall be issued in registered definitive form without interest coupons.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4.   Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series of authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.5.   Registration, Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     The provisions of clauses (a), (b), (c) and (d) below shall apply only to Global Securities:

     (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (i) such Depository (A) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (B) has ceased to be a clearing agency registered under the Exchange Act at a time when the Depository is required to be so registered to act as depositary, in each case unless the Company has approved a successor Depository within 90 days of such notification or the Company becoming aware of the Depository ceasing to be so registered, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (iii) the Company in its sole discretion determines that such Global Security will be so exchangeable or transferable or (iv) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1.

     (c) Subject to clause (b) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.4, 3.6, 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

     Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of redemption of any Securities called for redemption and ending at the close of business on the day of mailing of notice of redemption or (ii) to transfer or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

Section 3.6.   Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and
(ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7.   Payment of Interest; Interest Rights Preserved.

     Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities.

     Any interest on any Security which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the state of California, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.7, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8.   Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9.   Cancellation.

     All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of such destruction.

Section 3.10.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of the actual number of days elapsed in a 30-day month.

Section 3.11.  Deferrals of Interest Payment Dates.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right during the term of such series to defer the payment of interest on such Securities, at any time and from time to time, for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period"). No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, at the rate specified for the Securities of such series, compounded quarterly, to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that at any time while an Extension Period is in effect and
(i) the Company shortens the Stated Maturity of the principal of such Securities to end before the last day of such Extension Period, then the Extension Period will be deemed to end on the Stated Maturity or (ii) the Company elects to redeem all Outstanding Securities of such Securities before the last day of such Extension Period, then the Extension Period will be deemed to end on such Redemption Date; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that ranks on a parity with or junior in right of payment to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks on a parity with or junior in right of payment to the Securities of such series (other than (a) any dividend in a form of stock, warrants, options or other rights where the dividend or the stock issuable upon the exercise of the warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks on parity with or junior in right of payment to such stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Downey Trust Guarantee related to the Capital Securities issued by the Downey Trust holding Securities of such series, and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees) or (iv) redeem, purchase or acquire less than all of the Securities of such series or any of such Capital Securities.

Prior to the termination of any such Extension Period, the Company may further extend such Extension Period, provided that such extension does not cause such Extension Period to extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee and the Property Trustee and the Administrative Trustees of the Downey Trust holding Securities of such series notice of its election of any Extension Period (or an extension thereof) at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Downey Trust or the interest on such Securities would be payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees are or the Trustee is required to give notice to the New York Stock Exchange or any applicable stock exchange or automated quotation system on which the Capital Securities or the Securities are then listed or quoted or to holders of such Capital Securities or such Securities of the record date or (iii) the date such interest is payable, but in any event not less than one Business Day prior to such record date. The Trustee shall promptly give notice of the Company's election to begin or extend an Extension Period to the Holders of the Outstanding Securities of such series. There is no limitation on the number of times that the Company may elect to begin or extend an Extension Period.

Section 3.12.  Right of Set-Off.

     With respect to the Securities of a series issued to a Downey Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set-off any payment it is otherwise required to make hereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Capital Securities Guarantee or the Common Securities Guarantee relating to such Security or under Section 5.8.

Section 3.13.  Agreed Tax Treatment.

     Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitute indebtedness.

Section 3.14.  Shortening of Stated Maturity.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of any series, the Company shall have the right to shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series; provided, however, that the shortened date must fall on an Interest Payment Date. In the event that the Company elects to shorten the Stated Maturity of the Securities of any series, it shall give notice to the Trustee, and the Trustee shall give notice of such shortening to the Holders of such Securities no less than 60 days prior to the effectiveness thereof.

Section 3.15.  CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.1.   Satisfaction and Discharge of Indenture.

     This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this
Section 4.1) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a) either

          (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation

               (A) have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year of the date of deposit, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (ii) (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligation of the Company under Section 10.2, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section
10.3 shall survive.

Section 4.2.   Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money or obligations have been deposited with or received by the Trustee.

                                   ARTICLE V

                                    REMEDIES

Section 5.1.   Events of Default.

     "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Security of that series, including any Additional Interest or Additional Sums in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date as the result of an Extension Period); or

     (b) default in the payment of the principal of any Security of that series at its Maturity; or

     (c) default in the performance, or breach, in any material respect, of any covenant of the Company in this Indenture or the Securities of that series (other than a covenant in this

Indenture for the benefit of any other series of Securities, and other than a covenant, a default in the performance of which is elsewhere in this Section 5.1 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied; or

     (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (e) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

     (f) any other Event of Default provided with respect to Securities of that series.

Section 5.2.   Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 5.1(d) or 5.1(e) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Securities of a series issued to a Downey Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the Trust Agreement under which such Downey Trust is formed) of the related series of Capital Securities issued by such Downey Trust then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default specified in Section 5.1(d) or 5.1(e) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

          (i) all overdue installments of interest (including any Additional Interest) on all Securities of that series,

          (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

          (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in
Section 5.13.

     In the case of Securities of a series issued to a Downey Trust, the holders of a majority in aggregate Liquidation Amount (as defined in the Trust Agreement under which such Downey Trust is formed) of the related series of Capital Securities issued by such Downey Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Company and the Trustee subject to the satisfaction of the conditions set forth in clauses (a) and (b) above of this Section 5.2.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3.   Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

     (a) default is made in the payment of any installment of interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days (subject to the deferral of any due date as a result of an Extension Period), or

     (b) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest (including any Additional Interest); and, in addition thereto, all amounts owing the Trustee under Section 6.7.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4.   Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

     (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

          (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

     (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5.   Trustee May Enforce Claim Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6.   Application of Money Collected.

     Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

     SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid upon such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto.

Section 5.7.   Limitation on Suits.

     No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request:

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8.   Unconditional Right of Holders to Receive Principal,  Premium and
                 Interest; Direct Action by Holders of Capital Securities.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Downey Trust, any holder of the related series of Capital Securities issued by such Downey Trust shall have the right, upon the occurrence of an Event of Default described in
Section 5.1(a) or 5.1(b), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.7) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement under which such Downey Trust is formed) of such Capital Securities of the related series held by such holder and further provided that the Company will be subrogated to the rights of such holders of such related series of Capital Securities to the extent of any payment made by the Company to any Holder of the Securities of such series in such a suit.

Section 5.9.   Restoration of Rights and Remedies.

     If the Trustee, any Holder or any holder of Capital Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then and in every such case the Company, the Trustee, the Holders and such holder of Capital Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of Capital Securities shall continue as though no such proceeding had been instituted.

Section 5.10.  Rights and Remedies Cumulative.

     Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee, any Holder of any Security or any holder of any Capital Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article or by law to the Trustee may be exercised from time to time, and as often as may be deemed expedient, by the Trustee. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Holders. The right and remedy given to the holders of Capital Securities by
Section 5.8 and Section 5.2 (so long as such holders meet the percentage, majority and all other requirements set forth in such Section 5.2) may be exercised from time to time, and as often as may be deemed expedient, by the holders of Capital Securities.

Section 5.12.  Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture,

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

Section 5.13.  Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series and, in the case of any Securities of a series issued to a Downey Trust, the holders of Capital Securities issued by such Downey Trust may waive any past default hereunder and its consequences with respect to such series except a default:

     (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series (unless the conditions set forth in clauses (a) and (b) of Section 5.2 are satisfied), or

     (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series or, in the case of a waiver by holders of Capital
Securities issued by such Downey Trust, by all holders of Capital Securities issued by such Downey Trust.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security.

Section 5.15.  Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

Section 6.1.   Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default;

          (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

          (A) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to

Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

Section 6.2.   Notice of Defaults.

     Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that, in the case of any default of the character specified in Section 5.1(c), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.3.   Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 6.4.   Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

Section 6.5.   May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

Section 6.6.   Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 6.7.   Compensation and Reimbursement.

     The Company agrees

     (a) to pay to the Trustee from time to time compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Agreement.

     To secure the Company's payment obligations in this Section 6.7, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

     When the  Trustee  incurs  expenses or renders  services  after an Event of
Default specified in Section 5.1(d) or (e) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

Section 6.8.   Disqualification; Conflicting Interests.

     The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

Section 6.9.   Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be

     (a) a corporation organized and doing business under the laws of the United States of America or of any State or Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

     (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

Section 6.10.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11.  Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph
(a) or (b) of this Section 6.11, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

Section 6.12.  Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

Section 6.13.  Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14.  Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State or Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14 the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section 6.14.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

     If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This  is  one  of  the  Securities  referred  to in  the  within  mentioned
Indenture.

Dated:

                                       [INSERT NAME OF TRUSTEE]
                                         As Trustee


                                       By:
                                            As Authenticating Agent


                                       By:
                                            Authorized Officer

                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.1.   Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not more than 15 days after January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of January 1 and July 1 of such year; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; and

provided, however, that the Company will not furnish or cause to be furnished a list of the names and addresses of the Holders for so long as the Trustee is the Securities Registrar.

Section 7.2.   Preservation of Information, Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 7.3.   Reports by Trustee.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

     (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Indenture.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and also with the Commission. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4.   Reports by Company.

     The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a).





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




                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1.   Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company, unless:

     (a) either the Company shall be the continuing Person, in the case of a merger, or the successor Person, if other than the Company, formed by the consolidation or into which the Company is merged or which acquires by conveyance, transfer or lease, the properties and assets of the Company as an entirety or substantially as an entirety is organized under the laws of the United States or any state of the United States or the District of Columbia, and the successor Person expressly assumes, by execution of an indenture supplemental hereto, in form satisfactory to the Trustee, all of the Company's obligations under the Securities of each series, each Capital Securities Guarantee and Common Securities Guarantee relating to such series, and this Indenture and the due and punctual performance and observance of every obligation in such Securities of each series, such Capital Securities Guarantee and Common Securities Guarantee relating to such series and this Indenture to be performed or observed by the Company.

     (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

Section 8.2.   Successor Corporation Substituted.

     Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

     Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.1.   Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, provided, however, that the form and terms of Securities of any series may be established by a Board Resolution, as set forth in the Officers' Certificate delivered to the Trustee pursuant to Section 3.1, without entering into a supplemental indenture for all purposes hereunder, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

     (b) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

     (c) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

     (d) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (e) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

     (f) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

     (g) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (g) shall not adversely affect the interests of any Holder of Securities of any series in any material respect for so long as they remain Outstanding or, in the case of the Securities of a series issued to a Downey Trust and for so long as any of the related series of Capital Securities issued by such Downey Trust shall remain outstanding, the holders of such Capital Securities; or

     (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

     (i) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

Section 9.2.   Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (a) except to the extent permitted by Sections 3.11 or 3.14 or as otherwise specified as contemplated by Section 2.1 or Section 3.1 with respect to the deferral of the payment of interest on the Securities of any series or the shortening of the Stated Maturity of the Securities of any series, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or extend the time of payment of interest thereon or reduce any amount payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the date it is due and payable, or

     (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver provided for in this Indenture, or

     (c) modify any of the provisions of this Section, Section 5.13 or Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby, or

     (d) modify the provisions in Article XIII of this Indenture, including the definitions relating thereto, with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof;

provided, further, that, in the case of the Securities of a series issued to a Downey Trust, so long as any of the related series of Capital Securities issued by such Downey Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the Trust Agreement under which such Downey Trust is formed) of such Capital Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full and (ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Capital Securities provided therein without the prior consent of the holders of each Capital Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or Capital Securities, or which modifies the rights of the Holders of Securities or holders of Capital Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Capital Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3.   Execution of Supplemental Indentures.

     In executing or accepting the additional series of Securities created by any supplemental indenture permitted by this Article or the modifications thereby of any series of Securities previously created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4.   Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article IX or delivery to the Trustee of the Officers' Certificate pursuant to Section 3.1 hereof (which Officers' Certificate shall have the effect of a supplemental indenture for all purposes hereunder), this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5.   Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article IX and every Officers' Certificate delivered to the trustee pursuant to Section 3.1 hereof shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6.   Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX or delivery to the Trustee of the Officers' Certificate pursuant to Section 3.1 hereof (which Officers' Certificate shall have the effect of a supplemental indenture for all purposes hereunder) may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture or such Officers' Certificate. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture or such Officers' Certificate may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   COVENANTS

Section 10.1.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of such Securities and this Indenture.

Section 10.2.  Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment and an office or agency where Securities of that series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company initially appoints the Trustee, acting through its

Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

Section 10.3.  Money for Security Payments to be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York time on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal and premium (if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest:

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

     (d) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.





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



     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the state of California, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4.  Statement as to Compliance.

     The Company shall deliver to the Trustee, within 120 days after the end of each calendar year of the Company ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 10.5.  Reserved.

Section 10.6.  Additional Sums.

     In the case of the Securities of a series issued to a Downey Trust, so long as no Event of Default has occurred and is continuing, except as otherwise specified as contemplated by Section 2.1 or Section 3.1, in the event that (i) such Downey Trust is the Holder of all of the Outstanding Securities of such series, (ii) a Tax Event in respect of such Downey Trust shall have occurred and be continuing, and (iii) the Company shall not have (A) redeemed the Securities of such series pursuant to Section 11.7 or (B) terminated such Downey Trust pursuant to Section 9.2(b) of the related Trust Agreement, the Company shall pay to such Downey Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Downey Trust (or its permitted successor or assignee) is the registered holder of any Securities of such series, such additional amounts as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then due and paid or payable by such Downey Trust on the related Capital Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the
"Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.11 on the Securities shall not defer the payment of any Additional Sums that may be due and payable.

Section 10.7.  Additional Covenants.

     The Company covenants and agrees with each Holder of Securities of any series that it shall not, and it shall not permit any Subsidiary of the Company to, (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock (which includes common and preferred stock), (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank on a parity with or junior in right of payment to the Securities of such series or (c) make any guarantee payments with respect to any guarantee by the Company of debt securities of any Subsidiary of the Company if such guarantee ranks on a parity with or junior in right of payment to the Securities (other than (i) any dividend in a form of stock, warrants, options or other rights where the dividend or the stock issuable upon the exercise of the warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks on parity with or junior in right of payment to such stock, (ii) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto,
(iii) payments under the Downey Trust Guarantee related to the Capital Securities issued by the Downey Trust holding Securities of such series, and
(iv) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers consultants or employees) or (d) redeem, purchase or acquire less than all of the Securities of such series or any of the Capital Securities issued by the Downey Trust holding such Securities if at such time any of the following events specified in clauses (i) through (iv) shall have occurred and is continuing, (i) an Event of Default with respect to the Securities of such series as specified in Section 5.1(a) or 5.1(b), (ii) any event of which the Company has actual knowledge that
(A) constitutes or with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Securities of such series other than an Event of Default specified in Section 5.1(a) or 5.1(b), and (B) in respect of which the Company shall not have taken reasonable steps to cure,
(iii) if the Securities of such series are held by a Downey Trust, the Company shall be in default with respect to its payment of any obligations under the Downey Trust Guarantee relating to the Capital Securities issued by such Downey Trust, or (iv) the Company shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein, or such Extension Period, or any extension thereof, shall be continuing.

     The Company covenants with each Holder of Securities of a series issued to a Downey Trust (i) to maintain, directly or indirectly, 100% ownership of the Common Securities of such Downey Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, wind-up or liquidate such Downey Trust, except having received prior to such termination, winding-up or liquidation all required regulatory approvals and except (a) in connection with a distribution of the Securities of such series to the holders of Trust Securities in liquidation of such Downey Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Downey Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

Section 10.8.  Payment of Expenses.

     In the case of Securities of a series issued to a Downey Trust, in connection with the offering, sale and issuance of the Securities to such Downey Trust and in connection with the sale of the Trust Securities by such Downey Trust, the Corporation, in its capacity as borrower with respect to the Securities of such series, shall:

     (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities of such series and compensation of the Trustee in accordance with the provisions of Section 6.7;

     (b) pay all costs and expenses of such Downey Trust (including, but not limited to, costs and expenses relating to the organization of such Downey Trust, the offering, sale and issuance of the Trust Securities (including commissions to the underwriters or initial purchasers in connection therewith)), the fees and expenses of the Property Trustee (including fees and expenses of the Property Trustee in connection with any enforcement of the rights of the Holders of the Securities of such series and the related Capital Securities issued by such Downey Trust), the Delaware Trustee and the Administrative
Trustees, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust;

     (c) be primarily and fully liable for any indemnification obligations arising with respect to the Trust Agreement;





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     (d) pay any and all taxes  (other  than  United  States  withholding  taxes attributable to such Downey Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of such Downey Trust; and

     (e) pay all other fees, expenses, debts, obligations and liabilities (other than in respect of the Trust Securities) related to the Trust.

     The obligations set forth in this Section 10.8 are intended to be for the benefit of and will be enforceable by, any Person to whom any of such costs, expenses, obligations, taxes or liabilities are owed (a "Creditor"), whether or not the Creditor has received notice. The Creditor may enforce the Company's obligations in this Section 10.8 directly against the Company and the Company waives any right or remedy to require that any action be brought against such Downey Trust or any other person or entity before proceeding against the Company.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 11.1.  Applicability of This Article.

     Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of such series shall be subject to partial redemption only in the amount of $25 or, in the case of the Securities of a series issued to a Downey Trust, $25, or integral multiples of $25 in excess thereof.

Section 11.2.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any particular series and having the same terms, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

Section 11.3.  Selection of Securities to be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate





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and which may  provide  for the  selection  for  redemption  of a portion of the principal amount of any Security of such series, provided that the portion of the principal amount of any Security not redeemed shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

Section 11.4.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

     With respect to Securities of each series to be redeemed, each notice of redemption shall state:

     (a) the Redemption Date;

     (b) the Redemption Price;

     (c) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

     (f) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.





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In any case,  a failure to give such  notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

Section 11.5.  Deposit of Redemption Price.

     Prior to 12:00 noon, Eastern time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including Additional Interest) on, all the Securities which are to be redeemed on that date.

Section 11.6.  Payment of Securities Called for Redemption.

     If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, however, that interest on any Security of any series which is payable and is punctually paid or duly provided for, on any Interest Payment Date falling on or before a Redemption Date shall be paid according to the provisions of Section 3.7; provided, further, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the portion of the Security not redeemed so presented and having the same Original Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7. Right of Redemption of Securities Initially Issued to a Downey Trust.

     In the case of the Securities of a series initially issued to a Downey Trust, except as otherwise specified as contemplated by Section 3.1, the Company, at its option, may redeem such Securities (i) on or after the date five years after the Original Issue Date of such Securities, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event, Investment Company Event, or Capital Treatment Event, at any





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



time within 90 days following the occurrence of such Tax Event, Investment Company Event or Capital Treatment Event in respect of such Downey Trust, in whole (but not in part) in each case at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest.

                                  ARTICLE XII

                                  SINKING FUNDS

Section 12.1.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount which is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

Section 12.2.  Satisfaction of Sinking Fund Payments with Securities.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 30 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3.  Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the





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portion  thereof,  if any,  which is to be satisfied by delivering and crediting
Securities pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate), the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if the Company is acting as its own Paying Agent, segregated and held in trust by the Company as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in
Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this
Section 12.3.

     Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the





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Trustee (or the Company,  if the Company is then acting as its own Paying Agent)
shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article XII. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

Section 13.1.  Securities Subordinate to Senior and Subordinated Debt.

     The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XIII, the payment of the principal of (and premium, if any) and interest (including any Additional
Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior and Subordinated Debt.

Section 13.2.  Payment Over of Proceeds Upon Dissolution, Etc.

     In the event of any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, receivership or debt restructuring or other similar proceedings relative to the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior and Subordinated Debt first shall be entitled to receive payment in full of all such Senior and Subordinated Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior and Subordinated Debt, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary and to that end the holders of Senior and Subordinated Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

     In the event that, notwithstanding the foregoing provisions of this Section 13.2, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of





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the Company of any kind or character,  whether in cash,  property or securities, including any Junior Subordinated Payment, before all Senior and Subordinated Debt are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior and Subordinated Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior and Subordinated Debt remaining unpaid, to the extent necessary to pay all Senior and Subordinated Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior and Subordinated Debt.

     For purposes of this Article XIII only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior and Subordinated Debt to substantially the same extent as the Securities are so subordinated as provided in this Article XIII. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this
Section 13.2 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

Section 13.3. Prior Payment to Senior and Subordinated Debt Upon Acceleration of Securities.

     In the event that any Securities are declared due and payable before their Stated Maturity as a result of an Event of Default that has occurred and is continuing, then and in such event the holders of the Senior and Subordinated Debt outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior and Subordinated Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior and Subordinated Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) by the Company on account of the principal of (or premium, if any) or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section 13.3 shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by
Section 3.1 for the Securities of any series by delivering and crediting pursuant to Section 12.2 or as otherwise specified as contemplated by Section
3.1 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.





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     In the event that,  notwithstanding  the foregoing,  the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 13.3, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section 13.3 shall not apply to any payment with respect to which Section 13.2 would be applicable.

Section 13.4.  No Payment When Senior and Subordinated Debt in Default.

     In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior and Subordinated Debt and any applicable grace period after the default has ended, or in the event that any event of default with respect to any Senior and Subordinated Debt shall have occurred and be continuing and shall have resulted in such Senior and Subordinated Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, then no payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) shall be made by the Company on account of principal of (or premium, if any) or interest (including any Additional Interest), if any, on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary, in each case unless and until all such Senior and Subordinated Debt is paid in full; provided, however, that nothing in this Section 13.4 shall prevent the satisfaction of any sinking fund payment in accordance with this Indenture or as otherwise specified as contemplated by Section 3.1 for the Securities of any series by delivering and crediting pursuant to Section 12.2 or as otherwise specified as contemplated by Section 3.1 for the Securities of any series Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 13.4, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company which will then be obligated to pay such payment to the holders of its Senior and Subordinated Debt at the time outstanding.

     The provisions of this Section 13.4 shall not apply to any payment with respect to which Section 13.2 would be applicable.

Section 13.5.  Payment Permitted If No Default.

     Nothing contained in this Article XIII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 13.2 or under the conditions described in Sections 13.3 and 13.4, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Securities, or (b) the application by the Trustee of any





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money  deposited  with it  hereunder  to the  payment  of or on  account  of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article XIII.

Section 13.6.  Subrogation to Rights of Holders of Senior and Subordinated Debt.

     Subject to the payment in full of all amounts due or to become due on all Senior and Subordinated Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior and Subordinated Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior and Subordinated Debt pursuant to the provisions of this Article XIII (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior and Subordinated Debt of the Company to substantially the same extent as the Securities are subordinated to the Senior and Subordinated Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior and Subordinated
Debt) to the rights of the holders of such Senior and Subordinated Debt to receive payments and distributions of cash, property and securities applicable to the Senior and Subordinated Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior and Subordinated Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article XIII to the holders of Senior and Subordinated Debt by Holders of the Securities or the Trustee shall, as among the Company, its creditors other than holders of Senior and Subordinated Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior and Subordinated Debt.

Section 13.7.  Provisions Solely to Define Relative Rights.

     The provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior and Subordinated Debt on the other hand. Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior and Subordinated Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article XIII of the holders of Senior and Subordinated Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.





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Section 13.8.  Trustee to Effectuate Subordination.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this
Article XIII and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 13.9.  No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior and Subordinated Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior and Subordinated Debt may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior and Subordinated Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior and Subordinated Debt, or otherwise amend or supplement in any manner Senior and Subordinated Debt or any instrument evidencing the same or any agreement under which Senior and Subordinated Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior and Subordinated Debt; (iii) release any Person liable in any manner for the collection of Senior and Subordinated Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 13.10. Notice to Trustee.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior and Subordinated Debt or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.10 at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.





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     Subject to the  provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior and Subordinated Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior and Subordinated Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior and Subordinated Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior and Subordinated Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 13.11. Reliance on Judicial Order or Certificate of Liquidating Agent.

     Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior and Subordinated Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

Section 13.12. Trustee  Not  Fiduciary  for Holders  of Senior  and Subordinated
               Debt.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior and Subordinated Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior and Subordinated Debt shall be entitled by virtue of this Article or otherwise.

Section  13.13. Rights of Trustee  as Holder of Senior  and  Subordinated  Debt;
                Preservation of Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII with respect to any Senior and Subordinated Debt which may at any time be held by it, to the same extent as any other holder of Senior and Subordinated Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Section 13.14. Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIII shall in such case (unless the context otherwise requires) be construed as extending to and including





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such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XIII in addition to or in place of the Trustee.

Section 13.15. Certain Conversions or Exchanges Deemed Payment.

     For the purposes of this Article XIII only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest (including any Additional Interest) on Securities or on account of the purchase or other acquisition of Securities, and
(b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section 13.15, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior and Subordinated Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article XIII.

                                     * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.





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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    DOWNEY FINANCIAL CORP.


                                    By:  /s/ Daniel D. Rosenthal
                                         ------------------------------------
                                          Daniel D. Rosenthal
                                          President & Chief Executive Officer
Attest:

By: /s/ Donald E. Royer
    -----------------------------
     Donald E. Royer
     Corporate Secretary
                                    WILMINGTON TRUST COMPANY,
                                    as Trustee

                                    By:  /s/ Patricia A. Evans
                                         ------------------------------------
                                    Its: Financial Services Officer
                                         ------------------------------------
Attest:

By: /s/ Virginia N. Karablacas
    -----------------------------
Its: Assistant Vice President
     ----------------------------



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